Apr. 30, 2017
MFS® Lifetime® Income Fund
MFS® Lifetime® Income Fund
SUPPLEMENT TO THE PROSPECTUS The date of this supplement is February 1, 2018. MFS® Lifetime® Income Fund
Effective immediately, the last sentence in the first paragraph of the sub-section entitled "Fees and Expenses" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:

Expenses have been adjusted to reflect current fee arrangements.

Effective immediately, the following is added just after the table in the section entitled "Principal Investment Strategies" under the main heading entitled "Summary of Key Information":

As of April 1, 2018, the fund's approximate target allocation among the Specialty Funds is expected to be:

Specialty Funds:	4.0%
MFS Commodity Strategy Fund	2.0%
MFS Global Real Estate Fund	2.0%

All percentages are rounded to the nearest tenth of a percent.